FORBEARANCE AGREEMENT AND AMENDMENT NO. 4

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORBEARANCE AGREEMENT AND AMENDMENT NO. 4 (this “Agreement”), dated as of February 12, 2009, by and among LIFETIME BRANDS, INC., (the “Borrower”), the several financial institutions party hereto and HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders.

RECITALS

A.        The Borrower, the Lenders, Citibank, N.A. and Wachovia Bank, National Association, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Syndication Agent, and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of October 31, 2006 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein or in the Acknowledgement and Consent annexed hereto shall have the meanings ascribed to them in the Credit Agreement.

B.        The Borrower has advised the Administrative Agent and the Lenders that it was not, as at December 31, 2008, in compliance with the provisions of Sections 7.13, 7.15 and 7.18 of the Credit Agreement (the “Subject Events of Default”).

C.        The Borrower has requested that the Administrative Agent and the Required Lenders (1) forbear from exercising any of its remedies under the Credit Agreement, the Notes or any of the other Loan Documents during the period from the date hereof to and including March 6, 2009 in respect of the Subject Events of Default and (2) continue to make Loans and other Extensions of Credit under the Credit Agreement, notwithstanding the Subject Events of Default.

D.        The Administrative Agent has advised the Borrower that the Required Lenders are willing to agree to its request on the terms and subject to the conditions set forth in this Agreement.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.	Certain Definitions.

(a)       As used herein and in the Credit Agreement, the following terms shall have the following meanings:

“Forbearance Effective Date” means the date on which this Agreement is executed and all of the conditions to the effectiveness of this Agreement set forth in Section 6 of this Agreement have been satisfied to the satisfaction of the Administrative Agent.

“Forbearance Period” means the period from the Forbearance Effective Date to the Forbearance Termination Date.

“Forbearance Termination Date” means the earlier of (i) the date of the occurrence of a Forbearance Termination Event, or (ii) March 6, 2009.

“Forbearance Termination Event” has the meaning ascribed to such term in Section 3(b) of this Agreement.

(b)       From and after the Forbearance Effective Date, all references herein, in the Credit Agreement and in the other Loan Documents to the “Loan Documents” shall be deemed to include a reference to this Agreement

2.	Acknowledgments.

(a)       The Borrower hereby acknowledges, confirms and declares that, as of the date hereof, all amounts due to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents without any acceleration of amounts are unconditionally due and owing, without any setoff, deduction, counterclaim, or defense of any kind or nature to the payment thereof.

(b)       The Borrower and each of the Guarantors, by its execution of the Acknowledgment and Consent annexed hereto, acknowledges that the Recitals hereto are true and correct in all material respects and that the Subject Events of Default have occurred.

(c)       The Borrower and each of the Guarantors, by its execution of the Acknowledgment and Consent annexed hereto, acknowledges that the agreement of the Administrative Agent and the Lenders to forbear contained in Section 3 of this Agreement does not (i) except as expressly set forth in Section 4 hereof, constitute a waiver of the Subject Events of Default, (ii) constitute a waiver of any other Event of Default that may have occurred, that currently exists or that may hereafter occur under the Credit Agreement or any other Loan Document, and (iii) except as expressly set forth in Section 5 hereof, constitute an amendment or modification of any terms, covenants or conditions of the Credit Agreement or any other Loan Document.

(d)       The Borrower acknowledges that (i) as a result of the Subject Events of Default and, notwithstanding the agreement of the Administrative Agent and the Lenders to forbear contained in Section 3 hereof, but for the agreements of the parties hereto (made on, and subject to the satisfaction of, the terms and conditions set forth in Section 6 hereof), the Lenders would be under no obligation to continue to make Loans or otherwise make available Extensions of Credit to or for the account of the Borrower and (ii) notwithstanding the Subject Events of Default, the election of the Lenders to continue to make Loans and issue Letters of Credit under the Credit Agreement during the Forbearance Period on and the terms and conditions set forth herein shall not (A) constitute a waiver of the Subject Events of Default or any future Events of Default, (B) constitute an agreement or commitment by any Lender to continue to make Loans or otherwise make available Extensions of Credit (including, without limitation, Letters of Credit) in the event that any other Events of Default occur hereafter or (C) constitute an agreement or commitment by any Lender to continue to make Loans or otherwise make available Extensions of Credit (including, without limitation, Letters of Credit) on or after the Forbearance Termination Date.

(e)       The Borrower and each of the Guarantors, by its execution of the Acknowledgment and Consent annexed hereto, acknowledges that: (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement; and (ii) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or the Guarantors arising out of or in connection with the Credit Agreement, the other Loan Documents or this Agreement, and the relationship between the Administrative Agent and the

Lenders, on the one hand, and the Borrower and the Guarantors, on the other, in connection herewith and therewith is solely that of creditor and debtor.

3.	Forbearance.

(a)       The Administrative Agent and the Required Lenders hereby agree, during the Forbearance Period, to forbear from (i) declaring the Obligations, all interest thereon and all other amounts payable under the Loan Documents to be due and payable as a result of the occurrence of the Subject Events of Default and (ii) (A) terminating any obligation of the Lenders to make Loans and any obligation of the Issuer to issue Letters of Credit, or (B) demanding that the Borrower pay to the Administrative Agent an amount equal to the Letter of Credit Exposure outstanding on the Forbearance Effective Date, as a result of the occurrence of the Subject Events of Default and (iii) instituting any judicial or non-judicial action or proceeding to enforce or obtain payment of the Obligations or to enforce the Administrative Agent’s security interests as a result of the Subject Events of Default.

(b)       Each of the following shall constitute a “Forbearance Termination Event” under this Agreement:

(i)        the Borrower shall fail to make any payment of principal due under the Credit Agreement or this Agreement (including any payment required to reimburse the Issuer or any Lender for any disbursement made by the Issuer pursuant to any Letter of Credit);

(ii)       (A) the Borrower shall fail to make any payment of interest due under the Credit Agreement or (B) the Borrower shall fail to make payment of any amount (other than principal or interest) payable hereunder, under the Credit Agreement or under any other Loan Document after such amount becomes due in accordance with the terms hereof or thereof, and such failure shall continue unremedied for a period of three (3) or more Business Days;

(iii)      any representation or warranty made or deemed made by the Borrower herein or which is contained in any certificate, document or financial or other statement furnished by the Borrower at any time under or in connection with this Agreement shall prove to have been inaccurate in any material respect on or as of the date made or deemed made;

(iv)      the Borrower shall default in the observance or performance of any other covenant or agreement contained in this Agreement, and such default shall continue unremedied for a period of three (3) or more Business Days after notice to the Borrower from the Administrative Agent;

(v)       the commencement of any action or proceeding against the Administrative Agent or any Lender by the Borrower, any of its affiliates or any entity controlled by or under common control with the Borrower; or

(vi)      the occurrence of an Event of Default specified in Article 8 of the Credit Agreement, other than the Subject Events of Default.

(c)       Upon the occurrence of any Forbearance Termination Event, the forbearance agreements contained in Section 3(a) hereof shall automatically terminate and the Administrative Agent, at the direction of the Required Lenders in their sole discretion, may, without presentment, demand, protest or notice to the Borrower, all of which are hereby waived,

(i) declare all Obligations due and payable and the same shall forthwith become due and payable without presentment, demand, protest or notice, (ii) demand that the Borrower pay to the Administrative Agent an amount equal to the Letter of Credit Exposure, (iii) curtail or eliminate the Commitments and/or any or all of the Extensions of Credit, and (iv) take whatever other action it shall deem appropriate as permitted by applicable law or by any agreement, document or instrument executed and delivered pursuant to or in connection with the Obligations.

4.         Waiver. The Administrative Agent and the Required Lenders hereby waive non-compliance by the Borrower with the requirements of clause (b) of Section 5.02 during the Forbearance Period solely in respect of the Subject Events of Default; provided that such waiver (a) is limited to the matters expressly stated in this Section 4 and (b) shall not be deemed to be a waiver of (i) any future non-compliance with clause (b) of Section 5.02, (ii) the Subject Events of Default or (iii) any existing or future violations of any other provisions of the Credit Agreement.

5.	Amendments and Supplements to the Credit Agreement.

(a)       Extensions of Credit. Notwithstanding any provision of the Credit Agreement or any Note to the contrary, the aggregate principal amount of all Extensions of Credit outstanding at any one time shall not exceed, during each week set forth below, the lesser of (i) the Borrowing Base Amount and (ii) the amount set forth opposite such week:

Week	Aggregate Principal Amount of Outstanding Extensions of Credit
Week commencing February 9, 2009	$85,881,000.00
Week commencing February 16, 2009	$90,343,000.00
Week commencing February 23, 2009	$92,260,000.00
Week commencing March 2, 2009	$92,260,000.00

(b)       Interest Elections. Notwithstanding any provision of the Credit Agreement or any Note to the contrary, from and after February 11, 2009, (i) each Borrowing shall be made solely as an ABR Borrowing and (ii) no outstanding ABR Borrowing may be converted to a Eurodollar Borrowing.

(c)       Reporting. On February 23, 2009 and on the first Business Day of each week thereafter, the Borrower shall deliver to the Administrative Agent and each Lender written projections of cash flows of the Borrower and its Subsidiaries for the succeeding thirteen (13) week period commencing on such Business Day, all in reasonable detail, in form satisfactory to the Administrative Agent, and certified by a Financial Officer of the Borrower as the Borrower’s good faith projections of the matters contained therein (it being understood that such projections represent good faith estimates of performance of the Borrower and its Subsidiaries for the periods stated therein based on assumptions believed in good faith to be reasonable when made and as of the date thereof and such projections are estimates for which actual results may vary materially from those contained in the projections).

(d)       Consultant. The Borrower shall, on or before February 27, 2009, retain a restructuring consultant reasonably acceptable to the Administrative Agent and the Required Lenders.

(e)       Applicable Margin. Section 1.01 of the Credit Agreement is hereby amended by deleting clause (a) of the definition of “Applicable Margin” in its entirety and substituting the following therefor:

(a) at all time during the period from February 6, 2009 to the Grid Effectiveness Date, (i) with respect to ABR Borrowings, 1.500%, (ii) with respect to Eurodollar Borrowings, 3.500% and (iii) with respect to the Commitment Fees, 0.300%; and

(f)        Swing Line Commitment. Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “$15,000,000” in the definition of “Swing Line Commitment” and substituting “$0.00” therefor.

(g)       Financial Statements and Other Information. Clause (g) of Section 6.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

(g) (i) within twenty (20) days after the last day of each month, a Borrowing Base Certificate, duly completed and setting forth in reasonable detail the calculations required thereby, as of such last day and (ii) from and after the Forbearance Effective Date, not later than Tuesday of each week, a Borrowing Base Certificate as of the last Business Day of the immediately preceding week, duly completed and setting forth in reasonable detail the calculations required thereby, which calculations of the Borrowing Base Amount as of such last Business Day of the immediately preceding week shall be based on (A) aged Accounts Receivable and Inventory as of such last Business Day of the immediately preceding week and shall exclude therefrom Accounts Receivable and Inventory excluded in the determination of Eligible Receivables and Eligible Inventory in the calculation of the Borrowing Base Amount pursuant to the most recent monthly Borrowing Base Certificate delivered pursuant to clause (i) above and (B) outstanding Loans and Letters of Credit as of such last Business Day of the immediately preceding week.

(h)       Minimum Availability. Section 7.19 of the Credit Agreement is hereby amended by deleting the reference to “20,000,000” in clause (b) thereof and substituting “$25,000,000” therefor.

(i)        General. All references to “this Agreement” in the Credit Agreement and to “the Credit Agreement” in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended and supplemented hereby.

6.         Conditions to Effectiveness. This Agreement shall be effective upon the satisfaction of each of the following conditions:

(a)       The Administrative Agent shall have received an executed counterpart of this Agreement signed by the Borrower, the Required Lenders and the Administrative Agent.

(b)       The Administrative Agent shall have received an executed counterpart of the acknowledgement and consent annexed hereto duly executed by each of the Guarantors.

(c)       The Swing Line Loans outstanding on the date hereof shall have been repaid in full.

(d)       The Borrower shall have paid to the Administrative Agent for the account of each Lender that has executed this Agreement on or before 5:00 p.m. (New York City time) on February 12, 2009, a fee equal to 0.05% of such Lender’s Revolving Commitment as in effect on February 9, 2009.

(e)       The representations and warranties contained in the Credit Agreement shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and, other than the Subject Events of Default, after giving effect to the amendments and supplements set forth in Section 5 hereof, no Default or Event of Default shall exist.

(f)        The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Agreement, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(g)       The Borrower shall have paid the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders in connection with this Agreement.

The Administrative Agent shall notify the Borrower and the Credit Parties of the effective date of this Agreement, and such notice shall be conclusive and binding.

7.         Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)       The representations and warranties set forth in the Loan Documents (other than the representations and warranties made as of a specific date) are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof.

(b)       Other than the Subject Events of Default, after giving effect to the amendments and supplements set forth in Section 5 hereof, no Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

(c)       (i) The execution, delivery and performance by the Borrower of this Agreement is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of the Borrower, (ii) this Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and (iii) neither this Agreement nor the execution, delivery and performance by the Borrower hereof: (A) contravenes the terms of the Borrower’s organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which the Borrower or its property is subject, or (C) violates any requirement of law.

8.	Effect; No Waiver.

(a)       The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder and (ii) agrees and admits that it has no defenses to or offsets against any such obligation. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. Other than as expressly set forth in Section 4 hereof, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.

(b)       The Borrower hereby (i) reaffirms all of its agreements and obligations under the Security Documents, (ii) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement as amended hereby are “Obligations” as that term is defined in the Security Documents and (iii) reaffirms that all such Obligations continue to be secured by the Security Documents, which remains in full force and effect and is hereby ratified and confirmed.

9.	Miscellaneous.

(a)       The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement.

(b)       THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

(c)       This Agreement shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(d)       This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be executed on its behalf.

LIFETIME BRANDS, INC.

By:	/s/ Laurence Winoker
Name:	Laurence Winoker
Title:	SVP & CFO

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent, Issuer and Lender

By:	/s/ Christopher Mendelsohn
Name:	Christopher J. Mendelsohn
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as Syndication Agent and Lender

By:	/s/ Barbara G. Bertschi
Name:	Barbara G. Bertschi
Title:	Senior Vice President

CITIBANK, N.A., as Co-Documentation Agent and Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

By:	/s/ Edward Nallan
Name:	Edward P. Nallan, Jr.
Title:	Senior Vice President

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby (1) consents to the execution and delivery by the Borrower of the foregoing Forbearance Agreement and Amendment No. 4; (2) confirms and agrees that it is a Guarantor party to the Guarantee Agreement and a Grantor party to the Security Agreement and that the Guarantee Agreement, the Security Agreement and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms, (3) agrees that the definition of “Obligations” (and any other term referring to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent or any of the Lenders) in the Guarantee Agreement and the other Loan Documents shall include the Indebtedness of the Borrower under the foregoing Forbearance Agreement and Amendment No. 4; (4) agrees that the definition of “Credit Agreement” in the Guarantee Agreement and the other Loan Documents to which it is a party is hereby amended to mean the Credit Agreement as modified by the foregoing Forbearance Agreement and Amendment No. 4; (5) reaffirms its continuing liability under its Guarantee Agreement (as modified hereby); (6) reaffirms all of its agreements and obligations under the Security Documents; (7) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement as modified by the foregoing Forbearance Agreement and Amendment No. 4 are “Obligations” as that term is defined in the Security Documents; and (8) reaffirms that all such Obligations continue to be secured by the Security Documents, which remain in full force and effect and are hereby ratified and confirmed.

OUTLET RETAIL STORES, INC.

By:	/s/ Laurence Winoker
Name:	Laurence Winoker
Title:	SVP & CFO

PFALTZGRAFF FACTORY STORES, INC.

By:	/s/ Laurence Winoker
Name:	Laurence Winoker
Title:	SVP & CFO

SYRATECH ACQUISITION CORPORATION

By:	/s/ Laurence Winoker
Name:	Laurence Winoker
Title:	SVP & CFO

LTB DE MEXICO, S.A. DE C.V.

By:	/s/ Laurence Winoker
Laurence Winoker
Director

TMC ACQUISITION INC.

By:	/s/ Laurence Winoker
Name:	Laurence Winoker
Title:	SVP & CFO